EXHIBIT 99.1

   Accrued Interest Date:                             Collection Period Ending:
   27-Dec-05                                                          31-Dec-05

   Distribution Date:       BMW Vehicle Owner Trust 2004-A             Period #
   25-Jan-06                ------------------------------                   20


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   Balances
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
                                                                            Initial            Period End
       Receivables                                                   $1,500,120,934          $605,604,756
       Reserve Account                                                   $9,683,915           $10,528,442
       Yield Supplement Overcollateralization                           $10,287,158            $3,978,735
       Class A-1 Notes                                                 $313,000,000                    $0
       Class A-2 Notes                                                 $417,000,000                    $0
       Class A-3 Notes                                                 $470,000,000          $311,792,245
       Class A-4 Notes                                                 $256,312,000          $256,312,000
       Class B Notes                                                    $33,521,000           $33,521,000

   Current Collection Period
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       Beginning Receivables Outstanding                               $639,926,386
       Calculation of Total Distribution Amount
           Regular Principal Distributable Amount
               Receipts of Scheduled Principal                          $20,421,465
               Receipts of Pre-Paid Principal                           $13,311,201
               Liquidation Proceeds                                        $362,491
               Principal Balance Allocable to Gross Charge-offs            $226,473
           Total Receipts of Principal                                  $34,321,631

           Interest Distribution Amount
               Receipts of Interest                                      $2,451,999
               Servicer Advances                                                 $0
               Reimbursement of Previous Servicer Advances                 ($39,959)
               Accrued Interest on Purchased Receivables                         $0
               Recoveries                                                   $25,927
               Net Investment Earnings                                      $35,587
           Total Receipts of Interest                                    $2,473,555

           Release from Reserve Account                                          $0

       Total Distribution Amount                                        $36,568,713

       Ending Receivables Outstanding                                  $605,604,756

   Servicer Advance Amounts
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       Beginning Period Unreimbursed Previous Servicer Advance             $521,147
       Current Period Servicer Advance                                           $0
       Current Reimbursement of Previous Servicer Advance                  ($39,959)
       Ending Period Unreimbursed Previous Servicer Advances               $481,188

   Collection Account
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       Deposits to Collection Account                                   $36,568,713
       Withdrawals from Collection Account
           Servicing Fees                                                  $533,272
           Class A Noteholder Interest Distribution                      $1,478,683
           First Priority Principal Distribution                                 $0
           Class B Noteholder Interest Distribution                         $98,328
           Regular Principal Distribution                               $34,074,203
           Reserve Account Deposit                                               $0
           Unpaid Trustee Fees                                                   $0
           Excess Funds Released to Depositor                              $384,226
       Total Distributions from Collection Account                      $36,568,713

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   Excess Funds Released to the Depositor
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           Release from Reserve Account                                    $596,299
           Release from Collection Account                                 $384,226
       Total Excess Funds Released to the Depositor                        $980,525

   Note Distribution Account
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       Amount Deposited from the Collection Account                     $35,651,214
       Amount Deposited from the Reserve Account                                 $0
       Amount Paid to Noteholders                                       $35,651,214

   Distributions
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       Monthly Principal Distributable Amount                       Current Payment        Ending Balance    Per $1,000     Factor
       Class A-1 Notes                                                           $0                    $0         $0.00      0.00%
       Class A-2 Notes                                                           $0                    $0         $0.00      0.00%
       Class A-3 Notes                                                  $34,074,203          $311,792,245        $72.50     66.34%
       Class A-4 Notes                                                           $0          $256,312,000         $0.00    100.00%
       Class B Notes                                                             $0           $33,521,000         $0.00    100.00%

       Interest Distributable Amount                                Current Payment            Per $1,000
       Class A-1 Notes                                                           $0                 $0.00
       Class A-2 Notes                                                           $0                 $0.00
       Class A-3 Notes                                                     $769,553                 $1.64
       Class A-4 Notes                                                     $709,130                 $2.77
       Class B Notes                                                        $98,328                 $2.93



   Carryover Shortfalls
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                                                                             Prior
                                                                        Period Carryover       Current Payment     Per $1,000
       Class A-1 Interest Carryover Shortfall                                    $0                    $0              $0
       Class A-2 Interest Carryover Shortfall                                    $0                    $0              $0
       Class A-3 Interest Carryover Shortfall                                    $0                    $0              $0
       Class A-4 Interest Carryover Shortfall                                    $0                    $0              $0
       Class B Interest Carryover Shortfall                                      $0                    $0              $0


   Receivables Data
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                                                                   Beginning Period           Ending Period
       Number of Contracts                                                   42,820                41,808
       Weighted Average Remaining Term                                        32.54                 31.59
       Weighted Average Annual Percentage Rate                                4.63%                 4.63%

       Delinquencies Aging Profile End of Period                      Dollar Amount            Percentage
           Current                                                     $536,210,419                88.54%
           1-29 days                                                    $56,061,790                 9.26%
           30-59 days                                                   $10,151,644                 1.68%
           60-89 days                                                    $2,070,871                 0.34%
           90-119 days                                                     $383,908                 0.06%
           120-149 days                                                    $726,123                 0.12%
           Total                                                       $605,604,756               100.00%
           Delinquent Receivables +30 days past due                     $13,332,547                 2.20%

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       Write-offs
           Gross Principal Write-Offs for Current Period                   $226,473
           Recoveries for Current Period                                    $25,927
           Net Write-Offs for Current Period                               $200,545

           Cumulative Realized Losses                                    $4,800,971


       Repossessions                                                  Dollar Amount                 Units
           Beginning Period Repossessed Receivables Balance              $1,472,617                    77
           Ending Period Repossessed Receivables Balance                 $1,516,319                    81
           Principal Balance of 90+ Day Repossessed Vehicles               $250,698                    12



   Yield Supplement Overcollateralization
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       Beginning Period Required Amount                                  $4,226,162
       Beginning Period Amount                                           $4,226,162
       Ending Period Required Amount                                     $3,978,735
       Current Period Release                                              $247,427
       Ending Period Amount                                              $3,978,735
       Next Distribution Date Required Amount                            $3,738,740

   Reserve Account
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       Beginning Period Required Amount                                 $11,124,740
       Beginning Period Amount                                          $11,124,740
       Net Investment Earnings                                              $35,587
       Current Period Deposit                                                    $0
       Current Period Release to Collection Account                              $0
       Current Period Release to Depositor                                 $596,299
       Ending Period Required Amount                                    $10,528,442
       Ending Period Amount                                             $10,528,442

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